EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	High 40's	Gulf of Mexico	Sep. 05
ENSCO 68	MLT 84-CE	400	ExxonMobil	Mid 60's	Gulf of Mexico	Jul. 05
ENSCO 69	MLT 84-S	400	Sterling	Mid 50's	Gulf of Mexico	Jun. 05	Next to Houston Expl. to Jul. 05, low 50's, then to ERT to Oct. 05, high 60's
ENSCO 74	MLT Super 116-C	400	Spinnaker	Mid 60's	Gulf of Mexico	Jul. 05	Next to Dominion to Dec. 05, low 70's until late Aug., then rate increases to low 80's to early Oct. then to low 90's
ENSCO 75	MLT Super 116-C	400	Devon Energy	Mid 70's	Gulf of Mexico	Jun. 05	Next to shipyard to Jul. 05
ENSCO 81	MLT 116-C	350	BP	Mid 70's	Gulf of Mexico	Aug. 05	Well to well, market rate
ENSCO 82	MLT 116-C	300	BP	Mid 70's	Gulf of Mexico	Jul. 05
ENSCO 83	MLT 82 SD-C	250	Devon Energy	Mid 60's	Gulf of Mexico	Jun. 05	Next to EOG Resources to Jul. 05, low 70's, then to ExxonMobil to Sep. 05, market rate
ENSCO 84	MLT 82 SD-C	250	Apache	Mid 50's	Gulf of Mexico	Sep. 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 50's	Gulf of Mexico	Jul. 05	Next to shipyard to Dec. 05
ENSCO 87	MLT 116-C	350	Shipyard		Gulf of Mexico	Feb. 06
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Sep. 05
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 50's	Gulf of Mexico	Jul. 05
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Low 50's	Gulf of Mexico	Sep. 05	Well to well, rate increases late July, high 50's
ENSCO 98	MLT 82 SD-C	250	Houston Expl.	High 50's	Gulf of Mexico	Jul. 05
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 50's	Gulf of Mexico	Jul. 05	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Millennium	Mid 80's	Gulf of Mexico	Jun. 05	Next to Houston Expl. to Oct. 05, mid 80's

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Anadarko	Low 160's	Gulf of Mexico	Aug. 05	Rate increases Jul. 05 to mid 180's, then to Chevron to Aug. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Jan. 06
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Jun. 05
ENSCO 29	3000 HP API		Taylor	Mid 20's	Gulf of Mexico	Nov. 05	Plus options

South America
ENSCO II	Barge Rig		Shell	Mid 30's	Lake Maracaibo	Oct. 05	Sale pending, expect to close by end of 2Q
ENSCO III	Barge Rig		Stacked		Lake Maracaibo		Sale pending, expect to close by end of 2Q
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo		Sale pending, expect to close by end of 2Q
ENSCO XII	Barge Rig		Stacked		Lake Maracaibo		Sale pending, expect to close by end of 2Q
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo		Sale pending, expect to close by end of 2Q
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo		Sale pending, expect to close by end of 2Q
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	British Gas	Low 70's	UK	Jul. 05	Next expect to work to Jan. 06, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 60's	Denmark	Aug. 06	Working accommodation mode to Aug. 05, then rate increases to high 70's (with possible accommodation mode in 4Q05 at lower rate TBD), plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	High 70's	UK	Oct. 05	Market rate, then expect to work to Nov. 05, low 80's, plus options
ENSCO 80	MLT 116-CE	225	Tullow	Mid 70's	UK	Jun. 05	Next to ConocoPhillips to May 06, market rate, initially high 70's, plus options
ENSCO 85	MLT 116-C	225	BHPB	High 70's	UK	Sep. 05	Market rate, next to Newfield to Nov. 05, mid 80's, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	High 70's	UK	Nov. 05	Market rate, plus options
ENSCO 101	KFELS MOD V-A	400	Centrica	Mid 80's	UK	Sep. 05	Plus option, then expect to work low 100's through Dec. 05, then market rate to Mar. 06, plus options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 80's	Nigeria	Feb. 07	Plus option

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of June 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Apr. 06	Rate increases late Sep. 05 to low 70's, then mid 70's late Dec. 05, plus options
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Dec. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Shipyard		Gulf of Mexico	Aug. 08	Next relocate to Aramco in Saudi Arabia for work starting Aug. 05, low 100's, plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Aug. 05
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 50's	Qatar	Jun. 05	Next to shipyard w/ standby rate avg. low 40's, then operating rate in Sep. 05 to Dec. 07, mid 50's, plus options
ENSCO 95	Hitachi 250-C	250	PPL	Mid 60's	Pakistan	Jul. 05	Next to shipyard, then to Aramco in Saudi Arabia Sep. 05 to Sep. 08, mid 70's, plus options
ENSCO 96	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Jul. 05	Next to shipyard to Sep. 05
ENSCO 97	MLT 82 SD-C	250	Dubai Petroleum	Mid 50's	U.A.E.	Jul. 05	Next to shipyard, then to Aramco in Saudi Arabia Sep. 05 to Sep. 07, low 80's, plus options
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	Mid 50's	Brunei	Feb. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Next to shipyard, then to Shell Todd in New Zealand mid Jan. 06 to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	Pearl	Low 60's	Thailand	Jul. 05	Next to NuCoastal to Aug. 05, mid 60's, then to shipyard approx. 2 weeks, then return to Murphy in Malaysia to Oct. 05, high 50's, then expect to work to Dec. 05, high 60's, plus options
ENSCO 67	MLT 84-CE	400	Shipyard		Singapore	Aug. 05	Next to Apache in Australia to Nov. 05, mid 90's, plus options, then to ROC to Mar. 06, mid 90's, plus options
ENSCO 102	KFELS MOD V-A	400	Esso	Low 100's	Australia	Oct. 05
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 80's	Indonesia	Sep. 05	Next to Premier to Oct. 05, mid 80's, then expect to work to Jan. 06, mid 90's, plus options
ENSCO 106	KFELS MOD V-B	400	Apache	High 90's	Australia	Feb. 06	Rate increases mid Aug. to low 100's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Early 06	Expect to work in Vietnam May 06 to Sep. 06, low 100's
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	1Q 07

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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